                                                                   EXHIBIT 10a
                   BELL ATLANTIC DEFERRED COMPENSATION PLAN
                             FOR OUTSIDE DIRECTORS

  (As restated January 1, 1998, to incorporate amendments through that date)

                            Article 1: INTRODUCTION

         This Deferred Compensation Plan is maintained by Bell Atlantic Corporation ("Bell Atlantic") for the benefit of Outside Directors (and their Beneficiaries) who are or have been members of the Board of Directors of Bell Atlantic. It shall be maintained according to the terms of this document. The Plan also covers certain individuals who were formerly Outside Directors of the Operating Telephone Company subsidiaries of Bell Atlantic at a time when the applicable Operating Telephone Companies were participating companies in this Plan.

                            Article 2. DEFINITIONS

         2.1 DEFINITIONS. When used in this document, the following words and phrases shall have the meanings assigned to them, unless the context clearly indicates otherwise:

         (a) AFFILIATED COMPANY means Bell Atlantic and any direct or indirect subsidiary of Bell Atlantic.

         (b)  BELL  ATLANTIC  means  Bell  Atlantic   Corporation,   a  Delaware
corporation, which maintains its principal offices in New York, New York.

         (c) BENEFICIARY means the person or persons, natural or otherwise, designated by an Outside Director under Section 8.1 to receive any death benefit payable under Section 6.3.

         (d)  BOARD means the Board of Directors of Bell Atlantic.

         (e) CASH DEFERRED FEE ACCOUNT means an account established under the Plan in the name of an Outside Director. The Participating Companies shall credit each Outside Director's Cash Deferred Fee Account with (1) any Director's Fees that are deferred by the Outside Director under Section 3.1(a) and directed into the Cash Deferred Fee Account under Section 3.1(d), and (2) any Interest that is credited under Article 4. The Company shall debit from each Outside Director's Cash Deferred Fee Account payments made from it under Article 6.

         (f) CORPORATE SECRETARY shall refer to the Corporate Secretary of Bell Atlantic, or any Assistant Secretary to whom responsibilities under this Plan have been delegated by the Corporate Secretary.

         (g) DEFERRED FEE ACCOUNTS means the aggregate of an Outside Director's Cash Deferred Fee Account and Stock Deferred Fee Account.

         (h) DEFERRED FEE AGREEMENT means the written agreement between the Company and an Outside Director that, together with this Plan, governs the Outside Director's rights to deferral and subsequent distribution of deferred Director's Fees (adjusted for investment performance) under this Plan.

         (i)  DIRECTOR means a member of the Board.


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DEFERRED COMPENSATION PLAN           - 1 -             RESTATED JANUARY 1, 1998
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         (j)  DIRECTOR'S FEES means the cash portion of the annual retainer paid to an Outside Director, any fees paid to an Outside Director for attending meetings of the Participating Company Board or any committee of the Participating Company Board, and any fees paid to an Outside Director for serving as chairman of a committee of the Participating Company Board.

         (k) INTEREST means the amount of interest credited to an Outside Director's Cash Deferred Fee Account at an annual rate determined in accordance with Section 4.2.

         (l) OPERATING TELEPHONE COMPANY means, with reference to any time period before or after divestiture, any of the following companies:

              . Bell Atlantic - Delaware, Inc.;
              . Bell Atlantic - Maryland, Inc.;
              . Bell Atlantic - New  Jersey, Inc.;
              . Bell Atlantic - Pennsylvania, Inc.;
              . Bell Atlantic - Virginia, Inc.;
              . Bell Atlantic - Washington, D.C., Inc.; and
              . Bell Atlantic - West Virginia, Inc.

         (m) OPERATING TELEPHONE COMPANY BOARD shall mean the board of directors of any Operating Telephone Company, as any such board may be or may have been constituted either before or after divestiture.

         (n) OUTSIDE DIRECTOR means a Director of a Participating Company who is not also an employee of the Participating Company or any Affiliated Company.

         (o) PARTICIPATING COMPANY, as of the date of this restatement of the Plan, means Bell Atlantic. During certain periods prior to the date of this restatement, the Participating Companies included Bell Atlantic and the Operating Telephone Companies.

         (p) PLAN means the Bell Atlantic Deferred Compensation Plan for Outside Directors, as set forth in this document, and as it may be amended from time to time.

         (q)  PLAN ADMINISTRATOR shall have the meaning stated in Section 9.4.

         (r) SHARES means phantom shares of Bell Atlantic common stock credited to an Outside Director's Stock Deferred Fee Account under the Plan.

         (s)  STOCK means the common stock of Bell Atlantic.

         (t) STOCK DEFERRED FEE ACCOUNT means an account established under the Plan in the name of an Outside Director. A Participating Company shall credit its Outside Director's Stock Deferred Fee Account with (1) Shares for any Director's Fees that are deferred by the Outside Director under Section 3.1(a) and directed into the Stock Deferred Fee Account under Section 3.1(d), and (2) any additional Shares that are credited under Article 5. There shall be debited from each Outside Director's Stock Deferred Fee Account payments made from it under Article 6.

                    Article 3. DEFERRAL OF DIRECTOR'S FEES

         3.1 ELECTION TO DEFER FEES.

         (a) Before the beginning of any calendar year, an Outside Director may elect to defer all or part of his or her Director's Fees to be earned in that calendar year, in accordance with either (i), (ii) or (iii) hereof:


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DEFERRED COMPENSATION PLAN           - 2 -             RESTATED JANUARY 1, 1998
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              (i)   the Outside Director may defer such fees to any date not
earlier than the first anniversary of the final payment date for the Directors' Fees for such calendar year;

              (ii) the Outside Director may defer such fees to the first business day of January following the year the Outside Director attains age 70; or

              (iii) the Outside Director may defer such fees to the January 1 following the year in which the Outside Director terminates his service as a director or, if later, the year in which the Outside Director terminates his service as a director of a Participating Company.

         (b) At any time earlier than 12 months prior to the date on which a distribution of a portion (or all) of an Outside Director's Deferred Fee Account would be payable under the terms of an existing Deferred Fee Agreement, an Outside Director may elect to extend the deferral of all of his Deferred Fee Account, or of such portion of his account as would otherwise be distributed. At the election of the Outside Director, such a second deferral under this Section 3.1(b) may extend the date of distribution of all, or such portion, of the Deferred Fee Account to the first business day of January which first follows either:

              (i) the calendar year in which the Outside Director terminates service as an Outside Director (or, if later, the calendar year in which the Outside Director terminates service as a director of a Participating Company);

              (ii) any calendar year subsequent to the year stated in the previous paragraph; or

              (iii) the calendar year in which the Outside Director attains age 70.

         (c) At any time earlier than 12 months prior to the date on which a distribution of a portion (or all) of an Outside Director's Deferred Fee Account would be payable under the terms of an existing Deferred Fee Agreement, an Outside Director may modify his or her prior election of a distribution option for the account. An Outside Director may modify the distribution option for each and any Deferred Fee Account once, but not more than once. A modification of the distribution option may, but need not, be elected at the same time as the Outside Director submits any election under Section 3.1(b).

         (d)  When an Outside Director elects to defer Director's Fees under
Section 3.1(a), the Outside Director shall also elect whether amounts deferred should be credited to his Cash Deferred Fee Account, to his Stock Deferred Fee Account, or equally to both.

         (e) An election under Sections 3.1(a), (b), (c) or (d) shall be made by an Outside Director by executing a Deferred Fee Agreement with the Participating Company and delivering it to the Corporate Secretary or Plan Administrator.

         3.2  CREDITING TO DEFERRED FEE ACCOUNTS.

         (a) When an Outside Director elects under Section 3.1(d) to have deferred Director's Fees credited to his Cash Deferred Fee Account, the Participating Company shall credit the Outside Director's Cash Deferred Fee Account with the amount of such deferred Director's Fees as of the day such deferred Director's Fees would have been paid to the Outside Director were they not deferred under the Plan.

         (b) When an Outside Director elects under Section 3.1(d) to have deferred Director's Fees credited to his Stock Deferred Fee Account, the Participating Company shall credit the Outside Director's Stock Deferred Fee Account with a number of Shares as of the day such deferred Director's Fees would have been paid to the Outside Director were they not deferred under the Plan. The number of Shares credited to the Stock Deferred Fee Account shall be the quotient of (1) the amount of deferred Director's Fees to be credited to the Stock Deferred Fee Account, and (2) the mean between the highest and lowest selling prices of Bell Atlantic Stock



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DEFERRED COMPENSATION PLAN           - 3 -             RESTATED JANUARY 1, 1998
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on the first day of the calendar quarter in which such Shares are credited, as reported on the New York Stock Exchange Composite Tape. However, if there are no sales on the first day of such calendar quarter, the average of the means between the highest and lowest selling prices of the stock on the nearest trading day before and the nearest trading day after the first day of the quarter will be used.

         3.3 ELECTIONS FOR A SUBSEQUENT YEAR.

         (a) An Outside Director may, on a prospective basis for a future calendar year, change the amount of the Director's Fees to be deferred, or elect not to defer any of such Director's Fees for such future year, by executing a new Deferred Fee Agreement. No such Deferred Fee Agreement shall be effective for the year in which it is executed or for any prior year.

         (b) Notwithstanding anything in Section 3.3(a) to the contrary, a newly elected Outside Director shall have thirty days from the date on which he is elected to serve on a Participating Company Board to deliver a Deferred Fee Agreement which shall be applicable to his first calendar year of service.

         3.4 INVESTMENT DIRECTION FOR A SUBSEQUENT YEAR'S DEFERRALS. An Outside Director may, by executing a Deferred Fee Agreement on a prospective basis for a subsequent calendar year, direct the investment of the Director's Fees to be earned and deferred in such subsequent year, without regard to the investment direction then applicable to any deferred Director's Fees for the then-current year. No such investment direction shall apply retroactively to amounts previously deferred.


                              Article 4: INTEREST

         4.1 INTEREST. Interest shall accrue on an amount credited to the Cash Deferred Fee Account from and after the date any such amount is credited to such account pursuant to Section 3.2(a). Interest shall be credited to each Outside Director's Cash Deferred Fee Account, as of the end of each month, at an annual rate determined pursuant to Section 4.2, on the amount credited to the account on the first day of the month, or on such other periodic basis as the Plan Administrator may find appropriate. Interest shall be credited during each such period that an Outside Director has any amount credited to his Cash Deferred Fee Account under the Plan.

         4.2 RATE OF INTEREST. Interest shall be credited at a rate equal to the average yield for ten-year U.S. Treasury notes for the previous quarter.


                              Article 5: DIVIDENDS

         5.1 DIVIDEND REINVESTMENT. Additional Shares shall be credited to each Outside Director's Stock Deferred Fee Account, as of each payment date for dividends on Bell Atlantic Stock, in an amount determined pursuant to Section 5.2, on the basis of the number of Shares credited to the Outside Director's Stock Deferred Fee Account on the record date for such dividends. Additional Shares shall be credited for each record date that an Outside Director has any amount credited to his Stock Deferred Fee Account under the Plan.

         5.2 NUMBER OF DIVIDEND REINVESTMENT SHARES. The number of additional Shares credited to an Outside Director's Stock Deferred Fee Account as of any dividend payment date shall be the quotient of : (1) the product of the number of Shares credited to the Outside Director's Stock Deferred Fee Account on the dividend record date for such dividend and the dividend per share on Bell
Atlantic Stock, divided by (2) the fair market value of Bell Atlantic Stock on the dividend payment date. The fair market value of Bell Atlantic Stock on the dividend payment date shall be the mean between the highest and lowest selling prices of the Stock on the


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DEFERRED COMPENSATION PLAN           - 4 -             RESTATED JANUARY 1, 1998
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dividend payment date, as reported on the New York Stock Exchange Composite
Tape. However, if there are no sales on the dividend payment date, the fair market value of the Stock shall be the average of the means between the highest and lowest selling prices of the Stock on the nearest day before and the nearest day after the dividend payment date, as reported on the New York Stock Exchange Composite Tape.

                      Article 6: PAYMENT OF DEFERRED FEES

         6.1 DEFERRED FEES AND INTEREST. At the time and in the manner provided in Section 6.2 or 6.3,

         (a) amounts credited to an Outside Director's Cash Deferred Fee Account shall be paid in cash, and

         (b) amounts credited to an Outside Director's Stock Deferred Fee Account shall be paid in an equal number of shares of Bell Atlantic Stock, and any fractional share of Stock shall be paid in cash.

         6.2 PAYMENT.

         (a) Unless an Outside Director elects under Section 3.1 to receive the distribution of his deferred fees for a calendar year in installments, the appropriate portion of the amount credited to the Outside Director's Deferred Fee Accounts for that calendar year shall be paid in a lump sum.

         (b) At the election of an Outside Director, as described in Section 3.1, the appropriate portion of the amount credited to the Outside Director's Deferred Fee Accounts shall be paid either in a single total distribution, or in approximately equal annual distributions for a number of years elected by the Outside Director. The first such installment shall be payable on the distribution commencement date determined under Section 3.1. In the case of a distribution in the form of two or more annual installments, an Outside Director's Deferred Fee Accounts shall bear interest at the rate specified in
Article 4, or be credited with dividends in accordance with Article 5 (whichever is applicable), during the installment payout period.

         (c) Notwithstanding the terms of any elections pursuant to Section 3.1, the entire balance of the accounts of an Outside Director shall be distributed, with interest and earnings to date, in the event that the Bell Atlantic Board determines that any of the following circumstances has occurred:

                  (i) the Outside Director, at any time after he ceases to serve as a director of a Participating Company, becomes employed by any governmental agency having regulatory jurisdiction over the business of an Operating Telephone Company;

                  (ii) the Outside Director has engaged in knowing and willful misconduct in connection with his or her service as a director; or

                  (iii) the Outside Director, without the consent of the Bell Atlantic Board, has at any time during the period from the last day he or she served as a director on a Participating Company Board (the "Director's Cessation of Service Date") to the second anniversary of such date, personally engaged in managing, planning, or advising in any manner whatever an activity which directly competes with any of the businesses in which a Bell Atlantic Company was engaged on the Director's Cessation of Service Date, or any business which was in the planning stage at a Bell Atlantic Company on such date. For the purposes of this paragraph, a "Bell Atlantic Company" means Bell Atlantic or any Affiliated Company.


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DEFERRED COMPENSATION PLAN           - 5 -             RESTATED JANUARY 1, 1998
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         6.3 DEATH OF A DIRECTOR. If an Outside Director dies with any amount credited to his Deferred Fee Accounts, then his Beneficiary shall be entitled to receive the entire amount in a lump sum. The payment shall be made no later than sixty days following the Outside Director's death.


                Article 7: EARLY WITHDRAWALS SUBJECT TO PENALTY

         7.1 WITHDRAWALS FROM DEFERRED FEE ACCOUNTS. Except as provided in
Section 7.1(b), neither the Outside Director, his Beneficiary, nor any other individual or entity shall have any right to make any withdrawals from the Outside Director's Deferred Fee Accounts contrary to the initial elections or modified elections made in accordance with Section 3.1.

         7.2 EARLY WITHDRAWAL PENALTY. An Outside Director may at any time direct the Plan administrator to distribute, as soon as administratively practicable, all or any portion of the balance of any one or more of the director's Deferred Fee Accounts which the Outside Director then designates; provided, however, that, in each such instance of a distribution prior to the date on which the account would otherwise be distributed, a six percent early withdrawal penalty shall apply to the amount of the requested early withdrawal.


                           Article 8: BENEFICIARIES

         8.1 DESIGNATION OF BENEFICIARY. Each Outside Director may designate from time to time any person or persons, natural or otherwise, as his Beneficiary or Beneficiaries to whom benefits under Section 6.3 are to be paid if he dies while entitled to benefits. Each Beneficiary designation shall be made either in the Deferred Fee Agreement or on a form prescribed by the Plan Administrator and shall be effective only when filed with the Corporate Secretary or Plan Administrator during the Outside Director's lifetime. Each Beneficiary designation filed with the Corporate Secretary or Plan Administrator shall revoke all Beneficiary designations previously made by the Outside Director. The revocation of a Beneficiary designation shall not require the consent of any designated Beneficiary.


                           Article 9: ADMINISTRATION

         9.1 RIGHT TO AMEND OR TERMINATE. The Board may amend or terminate the Plan at any time in whole or in part. The Governance and Board Affairs Committee of the Board shall have authority to recommend Plan amendments for approval by the Board; provided, however, that the Board retains authority to amend or terminate the Plan in the absence of a recommendation by the Governance and Board Affairs Committee. No amendment or termination of the Plan shall reduce the amount credited to an Outside Director's Deferred Fee Accounts, the amount owed to him under the Plan as of the date of amendment or termination, or the amount of Interest or number of Shares to be credited to his account. The Executive Vice President - Human Resources of Bell Atlantic shall have the authority to adopt amendments to the Plan which that officer determines, with the advice of counsel, are necessary or appropriate to ensure that transactions under the Plan are exempt, to the maximum extent practicable, from the short-swing trading provisions of Section 16(b) of the Securities Exchange Act.

         9.2 NO FUNDING OBLIGATION. Except as otherwise provided in this Section 9.2, the obligation of the Participating Companies to pay benefits under this Plan shall be unfunded and unsecured, and, in all events, any payments under this Plan shall be made solely from those assets of a Participating Company which would be available to satisfy the claims of the Participating Company's general creditors in the event of bankruptcy. The Treasurer of Bell Atlantic

         (a) may, in that officer's discretion, and


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DEFERRED COMPENSATION PLAN           - 6 -             RESTATED JANUARY 1, 1998
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         (b) shall, if and when either

             (i) said Treasurer is directed to do so by a committee of officers of the Corporation chaired by the Chief Executive Officer, or

             (ii) there occurs a "Hostile Change of Control" as defined in the Bell Atlantic Senior Management Retirement Income Plan, cause Bell Atlantic and the Participating Companies to set aside assets, including, without limitation, assets which may be held under the Bell Atlantic Rabbi Trust Agreement, or to purchase annuity or life insurance contracts, and to apply such assets or the proceeds of such contracts to discharge all or part of the benefit obligations under this Plan.

         9.3 APPLICABLE LAW. This Plan shall be construed and enforced in accordance with the laws of the state of Delaware, except to the extent superseded by federal law.

         9.4 ADMINISTRATION AND INTERPRETATION. The Executive Vice President - Human Resources of Bell Atlantic, or, in the event of a vacancy in that position, the most senior officer of Bell Atlantic in the Human Resources organization (the "Plan Administrator"), shall have the authority and responsibility to administer and interpret this Plan. The day to day administration of the Plan shall be carried out by the Plan Administrator, or by a person to whom the Plan Administrator delegates discretion for the day-to-day administration of the Plan, in cooperation with the Corporate Secretary. Benefits due and owing to an Outside Director or Beneficiary under the Plan shall be paid when due without any requirement that a claim for benefits be filed. However, Outside Directors and Beneficiaries who have not received the benefits to which they feel entitled may file a written claim with the Plan Administrator, who, with the advice of counsel, shall act on the claim within thirty days. The Plan Administrator's action on any such claim may be appealed by the claimant to the Board, which is hereby empowered as a fiduciary with full discretion to interpret the Plan and apply its terms to the facts of the claimant's case. The decision of the Board, in the event of any such appeal, shall be final and binding to the full extent permitted under applicable law, unless and to the extent that a claimant subsequently proves an abuse of discretion.


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DEFERRED COMPENSATION PLAN           - 7 -             RESTATED JANUARY 1, 1998
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                                     FORM 1
                                     ------

                    BELL ATLANTIC DEFERRED COMPENSATION PLAN
              OUTSIDE DIRECTOR'S PROSPECTIVE DEFERRED FEE AGREEMENT
              -----------------------------------------------------

This election by __________________ (the "Outside Director") is made under the terms of the Bell Atlantic Deferred Compensation Plan for Outside Directors (the "Plan").

1. TERMS OF THE DEFERRED FEE PLAN. The Outside Director agrees to the terms and
   ------------------------------
conditions of the Plan, a copy of which has been delivered to the Outside Director and constitutes part of this Agreement. Capitalized words and phrases in this Agreement shall have the meaning given to them in the Plan, unless the context clearly indicates otherwise. (Check one box only.)

- The Outside Director does not wish to defer next year's fees under the plan.
- The Outside Director wishes to defer next year's fees in accordance with the instructions marked below.

2. ELECTION TO DEFERRED FEES. The Outside Director authorizes and directs the
   -------------------------
Company to defer ____ [insert a percentage, e.g., 100%, or a dollar amount, e.g., $10,000] of the Outside Director's Fees to be earned in calendar year 19__.

3. INVESTMENT OF DEFERRED FEES. The Outside Director elects to have deferred
   ---------------------------
Director's Fees credited: (check one box only):

- entirely to the Stock Deferred Fee Account
- entirely to the Cash Deferred Fee Account
- half to the Stock Deferred Fee Account, and half to the Cash Deferred Fee Account

4. DEFERRAL DATE.  The Outside Director elects to defer the Director's Fees
   -------------
earned in the year shown in Item 2 to the following distribution date: (check one box only)

- December of 19__ (minimum deferral:  1 year)
- January 1 of the year following the year the Outside Director terminates his or her service as a Director of the Company (or, if later, his or her service as a Director of a subsidiary)
- January 1 of the year following the Outside Director's 70th birthday

5. FORM OF PAYMENT. On the distribution date indicated in Item 4, the Outside
   ---------------
Director elects to receive the proceeds of the Deferred Fee Account(s) for the fees deferred under this Agreement, as follows: (check one box only)

- in a single payment
- in ___ approximately equal annual installments (select two or more)

6. BENEFICIARY. The Outside Director requests that, not later than 60 days after
   -----------
his or her death, the balance of his or her Deferred Fee Account(s) (including interest or dividends) shall be paid in a lump sum: (check one box only)

- to the Beneficiary or Beneficiaries named on the Outside Director's most recent beneficiary designation, on file with the Secretary of the Company
- to the following Beneficiary or Beneficiaries:

---------------------------------------   --------------------------------------
Name of Beneficiary         Percent       Name of Beneficiary       Percent

---------------------------------------   --------------------------------------
Address                                   Address

---------------------------------------   --------------------------------------
Relationship                              Relationship

Note: The Outside Director may change the Beneficiary(ies) at any time by executing another copy of this portion of FORM 1 or FORM 2, or by written notice to the Secretary of the Company.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the ____ day of _______________, 19___

--------------------------------       -----------------------------------------
Witness                             Outside Director


Deliver this signed form to the Secretary or Assistant Secretary of the Company.

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                                    FORM 2
                                    ------

                   BELL ATLANTIC DEFERRED COMPENSATION PLAN
     OUTSIDE DIRECTOR'S ELECTION TO MODIFY A PRIOR ELECTION TO DEFER FEES
     --------------------------------------------------------------------

This election by ________________ (the "Outside Director") is made under the terms of the Bell Atlantic Deferred Compensation Plan for Outside Directors (the "Plan").
Instructions: Complete Section A, B, C and/or D, whichever is or are applicable. Then sign under Section E.

A. MODIFY PAY-OUT OF DEFERRAL ACCOUNT. I elect to modify the date on which
   ----------------------------------
payments will commence under my deferral account, as follows
(check box 1, 2 or 3):

         1. - Commence pay-outs as of January 1 following the year of my termination of service on the board of directors of any Bell Atlantic Company
         2. -  Commence pay-outs as of January 1, 19__
         3. -  Commence pay-outs as of January 1 following my 70th birthday

B. FORM OF PAY-OUT. I elect to modify the form of payment of all my deferral
   ---------------
account, as follows (check box 1 or 2):

         1. -  a single payment
         2. -  annual installments (select two or more)

C. EARLY WITHDRAWAL. Subject to a 6% early-withdrawal penalty, I elect to make
   ----------------
an early withdrawal, as follows:

               Cash Deferral   Stock Deferral      Total Dollar Amount
                  Account         Account              to Withdraw
                  -------         -------              -----------

             ___% withdrawal   ___% withdrawal         $_________

   Withdrawals will be processed as soon as practicable. Withdrawals from stock deferral accounts will be distributed in shares; withdrawals from cash deferral accounts will be paid in cash.

D. CHANGE OF BENEFICIARY(IES).  In the event of my death, any remaining balance
   --------------------------
in my deferral account under the Plan is to be paid, as soon as practicable in a single payment, as follows:

--------------------------------------     -------------------------------------
Name of Beneficiary         Percent        Name of Beneficiary        Percent

--------------------------------------     -------------------------------------
Address                                    Address

--------------------------------------     -------------------------------------
Relationship                               Relationship

               Note: Attach additional sheet of paper if needed.

I understand that I may modify my beneficiary designation under the plan at any time by submitting a new Form 1 or 2, or by written notice to the Plan Administrator, c/o Greg Riker, Room 3878, 1095 Avenue of the Americas, New York, New York 10036.

E. SIGNATURE.
   ---------

I agree to the terms and conditions of the Plan, a copy of which has been delivered to me.

Date:                                    Name:
     --------------------------------         ----------------------------------

Witness:                                 Signed:
        -----------------------------           --------------------------------




Deliver this signed form to the Secretary or Assistant Secretary of the Company.


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